UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 27, 2008

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

(Exact Name of Registrants as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-14141 333-46983 (Commission File Number)	13-3937434 13-3937436 (IRS Employer Identification No.)

600 THIRD AVENUE, NEW YORK, NEW YORK (Address of Principal Executive Offices)	10016 (Zip Code)

(212) 697-1111
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors;

 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2008, L-3 Communications Holdings, Inc. (the “Company”) issued a press release announcing that Steven M. Post has been appointed senior vice president, general counsel and corporate secretary.

Kathleen E. Karelis, formerly the Company’s senior vice president, general counsel and corporate secretary, will continue with the Company in the position of senior vice president.

A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01 – Financial Statements and Exhibits.

(D) Exhibits.

Exhibit Number	Title
99	Press release, dated May 29, 2008, issued by L-3 Communications Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/ Allen E. Danzig
Name:	Allen E. Danzig
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: May 29, 2008